SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☑	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

QLOGIC CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QLOGIC CORPORATION
26650 Aliso Viejo Parkway
Aliso Viejo, CA 92656
(949) 389-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on August 23, 2005
To the Stockholders of QLogic Corporation:
      You are cordially invited to attend the Annual Meeting of Stockholders of QLogic Corporation, a Delaware corporation, which will be held at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, at 10:00 a.m., Pacific Daylight Time, on Tuesday, August 23, 2005, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement:

1. To elect seven directors to the Board of Directors to serve until our next Annual Meeting or until their successors have been elected and qualified;

2. To approve the QLogic Corporation 2005 Performance Incentive Plan;

3. To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending April 2, 2006; and

4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.
      Stockholders of record of our common stock at the close of business on July 1, 2005, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments thereof.
      Your vote is important. Please vote by using the internet, by telephone or by signing and returning the enclosed proxy card as soon as possible to ensure your representation at the Annual Meeting. Your proxy card contains instructions for each of these voting options.

By Order of the Board of Directors

Michael L. Hawkins
Secretary
Aliso Viejo, California
July 12, 2005

QLOGIC CORPORATION
26650 Aliso Viejo Parkway
Aliso Viejo, CA 92656
(949) 389-6000

PROXY STATEMENT

APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO STOCKHOLDERS:
July 12, 2005
       The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Stockholders of QLogic Corporation, a Delaware corporation, to be held at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, at 10:00 a.m., Pacific Daylight Time, on Tuesday, August 23, 2005, and at any postponements or adjournments thereof, for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement. Unless the context otherwise requires, the terms “us,” “we,” “our” and “QLogic” include QLogic Corporation and its consolidated subsidiaries.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q:	What information is included in these materials?

A:	This proxy statement includes information on the nominees for directors and the other matters to be voted on at the meeting. This proxy statement also includes information on the voting process and requirements, the compensation of directors and some of our executive officers, and certain other required information.

Q:	What am I being asked to vote on at the meeting?

A:	There are three matters scheduled to be voted on at the meeting:

(1) The election of seven directors to the Board of Directors, each of whom will serve until our next annual meeting or until their successors are elected and qualified.

(2) The approval of the QLogic Corporation 2005 Performance Incentive Plan.

(3) The ratification of the appointment of KPMG LLP as our independent auditors for fiscal year 2006.

Q:	How does the Board recommend that I vote on each of these matters?

A:	Our Board of Directors recommends that you vote your shares:

• FOR each of the director nominees (FOR PROPOSAL ONE);

• FOR the approval of the 2005 Performance Incentive Plan (FOR PROPOSAL TWO); and

• FOR ratification of the appointment of KPMG LLP as our independent auditors for fiscal 2006 (FOR PROPOSAL THREE).

Q:	What classes of shares are entitled to vote?

A:	Each share of our common stock outstanding on July 1, 2005 (the “Record Date”) is entitled to one vote on all items being voted on at the meeting. On the Record Date, we had 90,696,638 shares of common stock outstanding.

Q:	What shares can vote?

A:	You can vote all the shares that you owned on the Record Date. These shares include (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

Stockholder of Record — If your shares are registered in your name with our transfer agent, Computershare Investor Services, LLC, you are considered a stockholder of record with respect to those shares, and you are receiving these proxy materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner — If your shares are held in a stock brokerage account, by a bank or other nominee (commonly referred to as being held in “street name”), you are considered to be the beneficial owner of those shares, and these proxy materials are being forwarded to you by your broker, bank or nominee as the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q:	How do I vote?

A:	If you are a stockholder of record, you may vote by one of the following methods:

• via the internet,

• by telephone,

• by mail, or

• in person at the Annual Meeting.

If you own your shares in “street name,” that is through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you instructions at the time you receive this Proxy Statement. If you own your shares in this manner, you cannot vote in person at the Annual Meeting unless you receive a proxy to do so from the broker or nominee.

Q:	Can I revoke my proxy?

A:	Yes. To revoke your proxy, you must do one of the following before the votes are cast at the meeting: (1) deliver a written notice of your revocation to our Corporate Secretary at our principal executive office, 26650 Aliso Viejo Parkway, Aliso Viejo, California 92656, or (2) execute and deliver a later dated proxy. Alternatively, you can attend the meeting and vote in person.

Q:	What does it mean if I get more than one proxy card?

A:	It means that you hold shares registered in more than one account. Sign and return all proxies for each proxy card that you get in order to ensure that all of your shares are voted.

Q:	What is the quorum requirement for the meeting?

A:	For a “quorum” to exist at the meeting, stockholders holding a majority of the votes entitled to be cast by the stockholders entitled to vote generally must be present in person or represented by proxy at the meeting. There must be a quorum for any action to be taken at the meeting (other than postponements or adjournments of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

Q:	What is the voting requirement for each of the above matters?

A:	In the election of directors, the seven persons receiving the highest number of votes will be elected. For each of the other matters, approval will require the affirmative vote of stockholders holding a majority of those shares present or represented at the meeting and entitled to vote on the matter. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes (as described in the answer to the previous question) with respect to certain matters.

Q:	How can I vote on each of the matters?

A:	In the election of directors, you may vote FOR all of the nominees, or your vote may be WITHHELD with respect to one or more of the nominees. For the other matters, you may vote FOR or AGAINST the matter, or you may indicate that you wish to ABSTAIN from voting on the matter.

Q:	How are abstentions and broker non-votes treated?

A:	Abstentions have the same effect as votes “AGAINST” a matter. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Therefore, broker non-votes will not affect the outcome of any matter at the meeting.

Q:	How will the votes be counted?

A:	Your shares of common stock will be voted according to your directions on the proxy card. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors (FOR all director nominees named in the proxy statement and FOR the other proposals).

Q:	Who will count the votes?

A:	We have appointed Automatic Data Processing (“ADP”) to act as the inspector of election for the meeting. We believe ADP will use procedures that are consistent with Delaware law concerning the voting of shares, the determination of the presence of a quorum and the determination of the outcome of each matter submitted for a vote. ADP will separately tabulate all votes FOR and AGAINST each matter, all votes WITHHELD in the election of directors, all abstentions and all broker non-votes.

Q:	How will voting on any other business be conducted?

A:	We do not expect any matters to be presented for a vote at the meeting, other than the matters described in this proxy statement. If you grant a proxy, the officers named as proxy holders, H.K. Desai and Anthony J. Massetti, or their nominees or substitutes, will each have the discretion to vote your shares on any additional matters that are properly presented at the meeting. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the person named as the proxy holder will vote your proxy for another candidate or other candidates nominated by the Board of Directors.

Q:	Who is paying for this proxy solicitation?

A:	We will pay the cost of soliciting the proxies. We have retained Georgeson Shareholder Communications Inc. to assist us in the solicitation of proxies. The cost of such services, excluding out-of-pocket expenses, is not expected to exceed $8,000. In addition, the solicitation of proxies may be made in person, by telephone, or by electronic communication by officers, directors and regular employees, who will not be paid additional compensation for these activities. We will send copies of the solicitation material to brokers, fiduciaries and custodians who will forward the material to the beneficial owners of our shares. On request, we will reimburse brokers and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to the beneficial owners.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
      The following table sets forth information regarding the beneficial ownership of our common stock as of July 1, 2005 by:

•	each director and nominee for director;

•	each of the executive officers named in the Summary Compensation Table on page 11 of this proxy statement; and

•	all current directors and executive officers as a group.

	Amount and Nature of
Name	Beneficial Ownership	Percent(1)

H.K. Desai(2)	2,177,411	2.3%
Joel S. Birnbaum	—	*
Larry R. Carter(3)	164,000	*
James R. Fiebiger(4)	142,500	*
Balakrishnan S. Iyer(5)	36,445	*
Carol L. Miltner(6)	110,733	*
George D. Wells(7)	141,814	*
Michael J. Knudsen(8)	148,593	*
Denis R. Maynard(9)	153,375	*
Anthony J. Massetti(10)	80,215	*
All Directors and Executive Officers as a group (9 persons)(11)	3,006,493	3.2%

*	Less than 1% of the outstanding shares of our common stock.

(1)	Based upon 90,696,638 shares of common stock outstanding as of July 1, 2005 and any shares which may be purchased pursuant to stock options that are exercisable by such person on or before August 30, 2005. The number of shares beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, each individual is considered the beneficial owner of any shares as to which the individual has the sole or shared voting power or investment power. Such persons are also deemed under the same rules to beneficially own any shares that they have the right to acquire by August 30, 2005, through the exercise of stock options or similar rights.

(2)	Includes 2,165,231 shares which may be purchased pursuant to stock options that are exercisable on or before August 30, 2005.

(3)	Consists of 164,000 shares which may be purchased pursuant to stock options that are exercisable on or before August 30, 2005.

(4)	Includes 140,000 shares which may be purchased pursuant to stock options that are exercisable on or before August 30, 2005.

(5)	Consists of 36,445 shares which may be purchased pursuant to stock options that are exercisable on or before August 30, 2005.

(6)	Includes 105,333 shares which may be purchased pursuant to stock options that are exercisable on or before August 30, 2005.

(7)	Includes 138,000 shares which may be purchased pursuant to stock options that are exercisable on or before August 30, 2005.

(8)	Consists of 148,593 shares which may be purchased pursuant to stock options that are exercisable on or before August 30, 2005.

(9)	Includes 152,812 shares which may be purchased pursuant to stock options that are exercisable on or before August 30, 2005.

(10)	Includes 78,217 shares which may be purchased pursuant to stock options that are exercisable on or before August 30, 2005.

(11)	Includes 2,980,038 shares which may be purchased pursuant to stock options that are exercisable on or before August 30, 2005.
PRINCIPAL STOCKHOLDERS
      The following table sets forth information regarding the beneficial ownership of our common stock as of July 1, 2005 by each person known by us to beneficially own more than five percent of our common stock:

	Amount and Nature of
Name and Address	Beneficial Ownership	Percent(1)

FMR Corp.(2)	13,511,102	14.9%
82 Devonshire Street
Boston, Massachusetts 02109
Barclays Global Investors, N.A.(3)	9,952,038	11.0%
45 Fremont Street
San Francisco, California 94105
T. Rowe Price Associates, Inc.(4)	6,561,661	7.2%
100 East Pratt Street
Baltimore, Maryland 21202
State Street Bank and Trust Company(5)	5,605,707	6.2%
225 Franklin Street
Boston, Massachusetts 02110

(1)	Based upon 90,696,638 shares of common stock outstanding as of July 1, 2005. The number of shares beneficially owned by each person or entity is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, each person or entity is considered the beneficial owner of any shares as to which the person or entity has the sole or shared voting power or investment power.

(2)	Based upon information contained in a report on Schedule 13G/ A that FMR Corp. filed with the Securities and Exchange Commission on February 14, 2005 on behalf of itself and affiliated persons and entities. FMR Corp. reports sole voting power with respect to 5,840,113 shares and sole dispositive power with respect to 13,511,102 shares. All of the shares reported as beneficially owned by FMR Corp. have also been reported as beneficially owned by Edward C. Johnson 3d, Chairman of FMR Corp. and owner of 12.0% of the outstanding voting stock of FMR Corp., and Abigail P. Johnson, a director and owner of 24.5% of the outstanding voting stock of FMR Corp. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp., is the beneficial owner of 3,404,093 shares reported as beneficially owned by FMR Corp. in its capacity as investment manager for certain institutional accounts. Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp., is the beneficial owner of 7,690,189 shares reported as beneficially owned by FMR Corp. in its capacity as investment adviser to various investment companies. Fidelity International Limited is the beneficial owner of 2,416,820 shares which are voluntarily reported as beneficially owned by FMR Corp.

(3)	Based on information contained in a report on Schedule 13G that Barclays Global Investors, N.A. filed with the Securities and Exchange Commission on June 10, 2005 on behalf of itself and affiliated entities.

(4)	Based upon information contained in a report on Schedule 13G that T. Rowe Price Associates, Inc. filed with the Securities and Exchange Commission on February 14, 2005. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates is deemed the beneficial owner of such securities; however, T. Rowe Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5)	Based upon information contained in a report on Schedule 13G that State Street Bank and Trust Company filed with the Securities and Exchange Commission on February 15, 2005.

PROPOSAL ONE
ELECTION OF DIRECTORS
      Our Board of Directors currently consists of seven directors. We have nominated the following seven persons to serve as our directors: (1) H.K. Desai, (2) Joel S. Birnbaum, (3) Larry R. Carter, (4) James R. Fiebiger, (5) Balakrishnan S. Iyer, (6) Carol L. Miltner, and (7) George D. Wells. If elected, each nominee will continue in office until our next annual meeting or until the director’s successor has been duly elected and qualified, or until the earlier of the director’s death, resignation or retirement.
      Each of the nominees has consented to be named as a nominee in our proxy statement, and we expect that each of the nominees for director named above will be able to serve if elected. In the event that any of the nominees for director should become unable to serve if elected, it is intended that the persons named in the enclosed proxy, or their nominee or substitute, will vote your shares FOR the election of a substitute nominee as may be recommended by the Board of Directors.
      The following table and paragraphs below set forth the names and certain information concerning the seven nominees for election to our Board of Directors:

Nominee(1)	Position with QLogic	Age

H.K. Desai	Chairman of the Board, Chief Executive Officer and President	59
Joel S. Birnbaum(2)	Director	67
Larry R. Carter(3)	Director	62
James R. Fiebiger(2)(4)	Director	63
Balakrishnan S. Iyer(3)(4)	Director	49
Carol L. Miltner(2)(4)	Director	62
George D. Wells(3)(5)	Director	70

(1)	The Nominating and Governance Committee identifies candidates and recommends to the Board of Directors nominees for membership on the Board. Following the recommendation of the Nominating and Governance Committee, the Board of Directors selects the nominees for election as directors at the annual meeting of stockholders.

(2)	Member of the Nominating and Governance Committee.

(3)	Member of the Audit Committee.

(4)	Member of the Compensation Committee.

(5)	Lead Director for meetings of the independent directors.
      Mr. Desai joined us in August 1995 as our President and Chief Technical Officer. Mr. Desai was subsequently promoted to President and Chief Executive Officer and became a director in January 1996, and became Chairman of the Board in May 1999. From May 1995 to August 1995, Mr. Desai was Vice President, Engineering (Systems Products) at Western Digital Corporation, a manufacturer of disk drives. From July 1990 until May 1995, Mr. Desai served as Director of Engineering, and subsequently Vice President of Engineering for QLogic. Mr. Desai is Chairman of the Board of Lantronix, Inc.
      Dr. Birnbaum has served as a director since February 2005. Dr. Birnbaum has served as a consultant in the technology industry since his retirement from Hewlett Packard Company in 1999 and he currently chairs the National Research Council Committee on Improving Cyber Security in the United States. From 1981 until his retirement in 1999, Dr. Birnbaum held several executive positions with Hewlett-Packard Company, including Senior Vice President for Research and Development and Director of HP Laboratories. Prior to this, Dr. Birnbaum spent 15 years at International Business Machines Corporation (“IBM”) where he last served as Director of Computer Sciences.
      Mr. Carter has served as a director since June 1999. Since January 1995, Mr. Carter has worked for Cisco Systems, Inc., a computer networking products company, currently as Senior Vice President, Office of the President, and previously as Senior Vice President and Chief Financial Officer. From July 1992 to January 1995, Mr. Carter served as Vice President and Corporate Controller of Advanced Micro Devices, Inc., a semiconductor company. Mr. Carter has also served as Chief Financial Officer for VLSI Technology, Inc., which is now owned by Philips Semiconductors, Inc., and for SGS Thompson Microelectronics, Inc. Mr. Carter currently serves on the Board of Directors of Cisco Systems, Inc. and is a trustee of Loyola Marymount University.
      Dr. Fiebiger has served as a director since February 2000. Dr. Fiebiger is currently a consultant to the semiconductor and the electronic design automation industries. From December 1999 until October 2004, Dr. Fiebiger was Chairman and Chief Executive Officer of Lovoltech, Inc., a fabless semiconductor company specializing in low voltage devices. Dr. Fiebiger served as Vice Chairman of GateField Corporation, a fabless semiconductor company, from February 1999 until the company was sold to Actel Corporation in November 2000. He served as GateField’s President and Chief Executive Officer from June 1996 until February 1999. From October 1993 until June 1996, he was Managing Director and Chairman of Thunderbird Technologies, Inc., a semiconductor technology licensing company. From December 1987 to September 1993, he was President and Chief Operating Officer of VLSI Technology, Inc. Dr. Fiebiger has also served as Senior Corporate Vice President and Assistant General Manager for Motorola’s Worldwide Semiconductor Sector. Dr. Fiebiger currently serves on the Board of Directors of Mentor Graphics Corp., Actel Corporation and Artest Corporation.
      Mr. Iyer has served as a director since June 2003. From October 1998 to June 2003, Mr. Iyer was the Senior Vice President and Chief Financial Officer of Conexant Systems, Inc., a designer, developer and seller of semiconductor system solutions for communications applications. Prior to October 1998, Mr. Iyer served as the Senior Vice President and Chief Financial Officer of VLSI Technology, Inc. Mr. Iyer has held a number of senior finance positions at Advanced Micro Devices, Inc., a semiconductor company. Mr. Iyer currently serves on the Board of Directors of Conexant Systems, Inc., Invitrogen Corporation, Overture Services, Inc., Skyworks Solutions, Inc. and IHS, Inc.
      Ms. Miltner has served as a director since February 1994. In October 2002, Ms. Miltner assumed the role of Chief Executive Officer of POSITIVE IMPACT, a national consulting company specializing in sales, strategic planning and compensation advice and seminars. From January 2000 to October 2002, Ms. Miltner served as Chief Executive Officer of the Global Technology Distribution Council, an international forum of the Chairmen and Chief Executive Officers representing the world’s largest technology distributors. From February 1999 to January 2000, she was a partner in a national seminar and consulting company, IMPACT, LLC. From July 1991 to February 1999, Ms. Miltner was President of Motivation by Miltner. Prior to 1991, she spent nineteen years in sales management positions for IBM, Xerox Corporation and Apple Computer, and served as the Senior Vice President of Sales for Ingram Micro, a provider of technology products and services. Ms. Miltner currently serves on the Board of Directors of SRS Labs, Inc.
      Mr. Wells has served as a director since February 1994. Mr. Wells was President and Chief Executive Officer of Exar Corporation, a manufacturer of analog and mixed-signal integrated circuits, from June 1992 until he retired in October 1996. Before joining Exar, Mr. Wells served as President and Chief Operating Officer of LSI Logic, a manufacturer of HCMOS and BiCMOS application specific integrated circuits, for seven years. Mr. Wells currently serves on the Board of Directors of Genus Inc.
BOARD OF DIRECTORS
Meetings
      The Board of Directors held seven meetings during the fiscal year ended April 3, 2005. Each of our directors holding office during the last fiscal year attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and of the total number of meetings of each committee on which the director was a member. Our directors are encouraged to attend our Annual Meeting of Stockholders each year. All of the directors serving at the time of our 2004 Annual Meeting of Stockholders attended the annual meeting.

Director Independence
      Our Board of Directors consists of seven directors, all of whom (except for Mr. Desai) are independent under the requirements set forth in The Nasdaq Stock Market listing standards.
Communications with Board of Directors
      You may communicate with any director, the entire Board of Directors, or any committee of the Board, by sending a letter to the director, the Board or the committee addressed to: Board of Directors, c/o Lead Director — QLogic Corporation, 26650 Aliso Viejo Parkway, Aliso Viejo, California 92656. The Lead Director or his designee will review all letters, categorize them, and forward them to the appropriate parties.
Executive Sessions of Our Independent Directors
      Our outside directors generally meet without management present after each regularly scheduled board meeting, but in any case at least two times per year. The Board of Directors has designated Mr. Wells as the Lead Director. As the Lead Director, Mr. Wells is responsible for (i) establishing the agenda for the executive sessions held by our independent directors and acting as chair of those sessions, (ii) polling the other independent directors for agenda items both for regular board meetings and executive sessions of the independent directors and (iii) working with the Chairman of the Board and Chief Executive Officer on the agenda for regular board meetings.
Committees
      Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.
      The Audit Committee. Balakrishnan S. Iyer (Chairperson), Larry R. Carter and George D. Wells are the current members of the Audit Committee. Each member of the Audit Committee meets the independence requirements of The Nasdaq Stock Market listing standards, and is an “audit committee financial expert” as defined by rules adopted by the Securities and Exchange Commission (“SEC”). The Audit Committee held ten meetings during the fiscal year ended April 3, 2005. The Audit Committee operates under a written charter which is available on our website under the Investor Relations section at www.qlogic.com. The Audit Committee selects, engages and reviews the performance of our independent auditors each year. In addition, the Audit Committee approves non-audit services and fees to be paid to the independent auditors. The Audit Committee reports to our Board of Directors with respect to auditing and accounting matters.
      The Compensation Committee. Carol L. Miltner (Chairperson), James R. Fiebiger and Balakrishnan S. Iyer are the current members of the Compensation Committee. Each member of the Compensation Committee meets the independence requirements of The Nasdaq Stock Market listing standards. The Compensation Committee held six meetings during the fiscal year ended April 3, 2005. The Compensation Committee reviews the performance of our executive officers and reviews the compensation programs for other key employees, including salary and cash incentive payment levels and option grants under the QLogic Corporation Stock Awards Plan.
      The Nominating and Governance Committee. James R. Fiebiger (Chairperson), Joel S. Birnbaum and Carol L. Miltner are the current members of the Nominating and Governance Committee. Each member of the Nominating and Governance Committee meets the independence requirements of The Nasdaq Stock Market listing standards. The Nominating and Governance Committee held five meetings during the fiscal year ended April 3, 2005. The Nominating and Governance Committee’s principal functions are to identify prospective director nominees and recommend to our Board of Directors nominees for membership on the Board of Directors, to develop and recommend to our Board of Directors the governance principles applicable to the Board of Directors, to oversee the assessment of our Board of Directors, and to recommend to our Board of Directors nominees for each committee. The Nominating and Governance Committee expects normally to be able to identify from its own resources the names of qualified director nominees, but it will accept from stockholders recommendations of individuals to be considered as nominees. Any stockholder wishing to propose a nominee for consideration by the Nominating and Governance Committee should submit a recommendation in writing to our Corporate Secretary at our principal executive office in accordance with the procedures set forth below. The Nominating and Governance Committee operates under a written charter which is available on our website under the Investor Relations section at www.qlogic.com.
      A stockholder may submit the name of a director candidate for consideration by the Nominating and Governance Committee by writing to the Secretary of the Company at the address set forth on the cover of this proxy statement. The stockholder must submit the following information in support of the candidate: (a) the name, address and telephone number of the stockholder recommending the candidate; (b) a representation that the stockholder submitting the recommendation is a stockholder of record or beneficial owner of shares of stock of the Company; (c) the name and address of the candidate; (d) a description of any arrangement or understanding between the stockholder and the candidate and any other person or persons regarding the submission of the candidate’s name for consideration; (e) such other information regarding the candidate as the Company would be required to include in a proxy statement filed pursuant to the proxy rules of the SEC if the Board were to nominate the candidate for election as a director; (f) the consent of the candidate to be identified to the board as a candidate for consideration and to be identified in the proxy; and (g) the agreement of the candidate to serve on the board if elected. The Nominating and Governance Committee may request any additional information that its deems relevant in evaluating the background and experience of any candidate.
      In evaluating a director candidate, the Nominating and Governance Committee will consider the candidate’s independence, character, corporate governance skills and abilities, business experience, training and education, commitment to performing the duties of a director, and other skills, abilities or attributes that fill specific needs of the board or its committees. The committee will use the same criteria in evaluating candidates suggested by stockholders as for candidates suggested by other sources.
Director Education
      The Board of Directors encourages its members to attend specialized training programs on corporate governance and related board topics. During fiscal year 2005, the entire Board participated in a director education program sponsored by the Forum for Corporate Directors. In addition, certain members of the Board participated in outside board education programs and reported to the board on the highlights of those programs.
Compensation of Directors
      Directors’ Fees. For service on the Board of Directors, our non-employee directors receive a quarterly retainer of $9,000. In addition, the Chairperson of the Audit Committee receives an additional quarterly retainer of $2,500, members of the Audit Committee (other than the Chairperson) receive an additional quarterly retainer of $1,000, the Chairperson of the Compensation Committee receives an additional quarterly retainer of $2,000, the Chairperson of the Nominating and Governance Committee receives an additional quarterly retainer of $1,250, and the Lead Director receives an additional quarterly retainer of $1,250. Directors who are employees of QLogic receive no additional compensation for serving on the Board of Directors. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at all Board and committee meetings.
      Stock Options. On January 12, 1994, we adopted the QLogic Corporation Non-Employee Director Stock Option Plan (“Director Plan”), pursuant to which we grant options to purchase shares of our common stock to our non-employee directors. Pursuant to the Director Plan, each non-employee director is granted options to purchase 40,000 shares of common stock when he or she is first elected to the Board. The Director Plan also provides that, each year after a non-employee director’s initial option grant under the Director Plan and for as long as the director remains a non-employee director, the director will be granted additional stock options to purchase 20,000 shares of common stock (54,000 shares if the non-employee director is also the Chairman of the Board) as of the date of our annual meeting of stockholders in that year. The per share exercise price of each option granted under the Director Plan equals the last reported per share sale price of the common stock on the date of grant. All stock options granted under the Director Plan have maximum 10-year terms, and become exercisable as to one-third of the shares subject to the option on each anniversary of the date the option is granted if the director to whom the option is granted is still a member of our Board of Directors on such anniversary. In fiscal 2005, we granted stock options to purchase 20,000 shares of common stock at a per share exercise price of $24.50 to each of Messrs. Carter, Fiebiger, Iyer and Wells, and to Ms. Miltner. On February 17, 2005, we granted stock options to purchase 40,000 shares of common stock at a per share exercise price of $41.63 to Dr. Birnbaum in connection with his appointment to our Board of Directors.
      If stockholders approve the QLogic Corporation 2005 Performance Incentive Plan (the “2005 Plan”) as set forth in Proposal Two, the automatic grants to our non-employee directors will be made under the 2005 Plan on the same terms and conditions as described above, commencing with the grants to be made in connection with our 2005 Annual Meeting.
Vote Required for Proposal One
      The seven director nominees receiving the highest number of votes cast at the meeting will be elected to our Board of Directors to serve until our next Annual Meeting of Stockholders or until their successors are elected and qualified, or until the earlier of the director’s death, resignation or retirement. Proxies cannot be voted for more than seven nominees for director. Unless authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy, or their nominee or substitute, intend to vote at the meeting for the election of the seven director nominees.
      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.
EXECUTIVE OFFICERS
      The following table and paragraphs set forth the names of and certain information concerning our executive officers as of July 1, 2005:

Name	Position with QLogic	Age

H.K. Desai	Chairman of the Board, Chief Executive Officer and President	59
Denis R. Maynard	Senior Vice President, Worldwide Sales and Marketing	46
Anthony J. Massetti	Senior Vice President and Chief Financial Officer	43
      For information on the business background of Mr. Desai, see “Proposal One — Election of Directors” above.
      Mr. Maynard joined us in August 2001 as Vice President, Worldwide Sales and Marketing and became our Senior Vice President, Worldwide Sales and Marketing in July 2002. From July 1993 until August 2001, Mr. Maynard held several positions with Cisco Systems, most recently as director of worldwide field operations. He has also served as Regional Manager and Operations Director for Southern California for Cisco Systems. From 1990 until 1993, he was Western Regional Sales Manager for Banyan Systems.
      Mr. Massetti joined us in July 2002 as Vice President, Finance. He became our Vice President and Chief Financial Officer in May 2004 and a Senior Vice President in June 2005. From March 2001 to July 2002, Mr. Massetti was Senior Director of Finance for Sandisk Corporation. From March 2000 to February 2001, Mr. Massetti was the Chief Executive Officer of Aurum Solutions, Ltd. Prior to March 2000, Mr. Massetti spent 17 years in various accounting and finance positions at International Business Machines Corporation.

Code of Ethics
      We have adopted and implemented a Business Ethics Policy (the “Code of Ethics”) that applies to all Company officers, employees and directors. The Code of Ethics operates as a tool to help our officers, employees and directors understand and adhere to the high ethical standards we expect. The Code of Ethics is available on our website at www.qlogic.com. Stockholders may also obtain copies at no cost by writing to the Secretary of the Company.
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Executive Compensation
      The following table sets forth compensation earned during the periods presented by our Chief Executive Officer and our other executive officers at the end of fiscal year 2005. The position identified in the table for each person is his current position with us unless we indicate otherwise.
Summary Compensation Table

				Long-Term
		Annual		Compensation
		Compensation(1)
				Securities Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options/SARs (#)(2)	Compensation ($)(3)

H. K. Desai	2005	682,564	665,000	675,000	8,676
Chairman of the Board, Chief	2004	576,606	615,000	681,750	8,577
Executive Officer and President	2003	487,274	956,620	393,750	9,525
Michael J. Knudsen	2005	264,429	171,879	120,000	989
Senior Vice President/	2004	228,405	175,000	70,500	888
General Manager(4)	2003	219,379	265,000	97,500	794
Denis R. Maynard	2005	270,963	193,439	120,000	347
Senior Vice President,	2004	218,593	166,000	73,000	296
Worldwide Sales and Marketing	2003	210,522	290,000	100,000	198
Anthony J. Massetti	2005	193,982	126,089	120,000	5,589
Vice President and Chief	2004	172,323	75,000	35,500	5,313
Financial Officer(5)	2003	115,618	120,500	47,000	2,988

(1)	In accordance with applicable rules of the Securities and Exchange Commission, for fiscal 2003 and 2004, the compensation described in this table does not include perquisites and other personal benefits received by the executive officers that do not exceed $50,000 or 10% of the officer’s salary and bonus disclosed in this table. For fiscal 2005, the annual compensation amount excludes the aggregate incremental cost to the Company of providing the following perquisites: Mr. Desai: $9,000 automobile allowance and $1,500 for tax services; Mr. Knudsen: $6,000 automobile allowance and $538 for tax services; Mr. Maynard: $7,350 automobile allowance and $1,200 for tax services; and Mr. Massetti: $6,000 automobile allowance and $150 for tax services.

(2)	The amounts in the table represent shares of our common stock covered by stock options granted to the named individual under the QLogic Corporation Stock Awards Plan.

(3)	This column consists of contributions to the QLogic Corporation Retirement Savings Plan and group term life insurance premiums paid with respect to the named individual.

(4)	Mr. Knudsen resigned after fiscal 2005 year-end.

(5)	Mr. Massetti joined us in July 2002.

Stock Option Grants
      The following table sets forth information regarding the stock options that we granted in fiscal 2005 to each of our executive officers at the end of fiscal 2005:
Option Grants in Fiscal Year 2005

	Individual Grants
					Potential Realizable Value at
	Number of	% of Total			Assumed Annual Rates of
	Securities	Options			Stock Price Appreciation for
	Underlying	Granted to	Exercise		Option Term ($)(4)
	Options	Employees in	Price	Expiration
Name	Granted(1)	Fiscal Year(2)	($/Share)	Date(3)	5%	10%

H. K. Desai	225,000	5.9%	$28.55	06/04/14	$4,039,862	$10,237,803
	450,000	11.8%	$24.50	08/24/14	$6,933,563	$17,571,011
Michael J. Knudsen	50,000	1.3%	$28.55	06/04/14	$897,747	$2,275,067
	70,000	1.8%	$24.50	08/24/14	$1,078,554	$2,733,268
Denis R. Maynard	50,000	1.3%	$28.55	06/04/14	$897,747	$2,275,067
	70,000	1.8%	$24.50	08/24/14	$1,078,554	$2,733,268
Anthony J. Massetti	60,000	1.6%	$28.55	06/04/14	$1,077,296	$2,730,081
	60,000	1.6%	$24.50	08/24/14	$924,475	$2,342,801

(1)	The amounts in the table represent shares of our common stock covered by stock options granted to the named individual under the QLogic Corporation Stock Awards Plan. Each option becomes exercisable on a cumulative basis as to 25% of the option shares one year after the date of grant and as to an additional 6.25% of the option shares each three-month interval thereafter.

(2)	Options to purchase an aggregate of 3,819,986 shares of common stock were granted to employees, including the above executive officers, during the fiscal year ended April 3, 2005.

(3)	Options granted have a term of 10 years, subject to earlier termination.

(4)	These columns present hypothetical future values of the stock obtainable upon exercise of the option net of the option’s exercise price, assuming that the market price of our common stock appreciates at a 5% and 10% compound annual rate over the ten-year term of the options. The 5% and 10% rates of stock price appreciation are presented as examples pursuant to the rules and regulations of the Securities and Exchange Commission and do not necessarily reflect an estimate or projection of our future stock price performance. The potential realizable values presented are not intended to indicate the value of the options.
Option Exercises and Holdings
      The following table sets forth information for the executive officers at the end of fiscal 2005 concerning options they exercised during fiscal 2005 and unexercised options they held at the end of fiscal 2005:
Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year-End Option Values(1)

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money Options at
	Acquired		Options at Fiscal Year End		Fiscal Year End ($)(2)
	on	Value
Name	Exercise	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

H. K. Desai	6,555	209,484	1,895,075	1,243,986	5,122,609	9,856,838
Michael J. Knudsen	0	0	144,531	208,469	4,375	1,700,275
Denis R. Maynard	43,000	309,849	103,875	211,125	97,546	1,755,094
Anthony J. Massetti	0	0	40,561	161,939	1,750	1,657,150

(1)	Share quantities are presented after giving effect to all of our stock splits and stock dividends.

(2)	Based on the last sales price of our shares of common stock on April 1, 2005 ($40.32), minus the per share exercise price of the unexercised options, multiplied by the number of shares represented by the unexercised options. The last sales price of common stock on July 1, 2005 was $30.77 per share.
Employment Contracts, Termination of Employment and Change-in-Control Arrangements
      The following is a description of the terms and conditions of each employment or change in control agreement that we have with our executive officers:

H.K. Desai. We have an agreement with Mr. Desai under which Mr. Desai is entitled to receive the following payments and benefits in the event that we terminate him without cause or if he is demoted at any time within two years after a change in control of QLogic and Mr. Desai elects to terminate his employment: (1) a severance payment equal to the present value of two times the sum of Mr. Desai’s annual salary plus the highest annual average of any two of his last three annual bonuses; (2) continuation for two years following termination of employment of his health, life insurance, disability income, tax assistance, and executive automobile benefits (reduced to the extent similar benefits are received by him from another employer); and (3) acceleration of vesting of his stock options based on the length of his continued employment following the grant of the option by one year upon a change in control of QLogic and full acceleration of vesting of such exercise right in the event of termination of his employment without cause or because of a demotion within two years after the change in control.
REPORT OF COMPENSATION COMMITTEE
      This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.
      James R. Fiebiger, Balakrishnan S. Iyer and Carol L. Miltner presently serve on the Compensation Committee. The Compensation Committee reviews the performance of our executive officers. It makes recommendations to the Board of Directors as to the compensation of the Chief Executive Officer and reviews and determines the compensation programs for other key employees, including salary and cash incentive payment levels and stock awards under the QLogic Corporation Stock Awards Plan.
      Compensation Policies and Philosophy. Our executive compensation policies are designed to attract, retain and reward executives who contribute to our success, to provide economic incentives for executives to achieve our business objectives by linking the executives’ compensation to QLogic’s performance, to strengthen the relationship between executive pay and stockholder value and to reward individual performance. We use a combination of base salary, cash incentive payments and stock awards to achieve the aforementioned objectives.
      In carrying out these objectives, the Compensation Committee considers a number of factors, which include the level and types of compensation paid to executives in similar positions by comparable companies. Some, but not all, of the comparable companies are included in the Stockholder Return Performance Presentation set forth immediately following this Report of Compensation Committee. In addition, the Compensation Committee evaluates our corporate performance by looking at factors such as performance relative to competitors, performance relative to business conditions, and success in meeting our financial objectives. The Compensation Committee also reviews the individual performance of each executive, including a review of the ability of a given executive to meet individual performance objectives, demonstration of job knowledge and skills, and the ability to work with others toward the achievement of our goals.
      Section 162(m) of the Internal Revenue Code of 1986, as amended, establishes a limitation on the deductibility of compensation payable in any particular tax year to the Chief Executive Officer and the four most highly compensated other executive officers. We have not paid, and do not foresee authorization of any payment in fiscal 2006 of, any compensation that would be non-deductible under Section 162(m).
      Components of Compensation. Executives’ salaries are established in relation to a range of salaries for comparable positions among a peer group of other technology companies of comparable size and complexity. We seek to pay our executives salaries that are commensurate with the qualifications, duties and responsibilities and that are competitive in the marketplace. In general, we attempt to set executive compensation that equals or exceeds the 50th percentile of salaries paid to executives of our peer group companies. In making annual salary recommendations, the Compensation Committee reviews our financial position and performance, the contribution of the individual executive during the prior fiscal year in helping to meet our financial and business objectives, as well as the executives’ performance of their individual responsibilities.
      Executives’ annual cash incentive payments are used to provide executives with financial incentives to meet our annual performance targets. Performance targets and cash incentive payment recommendations for executives, other than principal executives, are proposed by the management, reviewed and, when appropriate, revised by the Compensation Committee and approved by the Board of Directors. Personal goals and cash incentive payment recommendations for our principal executives are recommended by the Compensation Committee and approved by the Board of Directors.
      The Compensation Committee believes that equity ownership by executives provides incentives to build stockholder value and aligns the interests of executives with the stockholders. Upon hiring executives, the Compensation Committee typically recommends stock option grants to the officers under the QLogic Corporation Stock Awards Plan, subject to applicable vesting periods. Thereafter, the Compensation Committee periodically considers awarding additional grants under the Stock Awards Plan. The Compensation Committee believes that these additional grants provide incentives for executives to remain with us. Stock options have value only if the price of our common stock increases over the exercise price. The number of options is usually based upon factors such as comparable equity compensation offered by other technology companies, the seniority of the executive and the contribution that the executive is expected to make to QLogic. In determining the size of the periodic grants, the Compensation Committee considers prior grants to the executive, the executive’s performance during the current fiscal year and his or her expected contributions during the succeeding fiscal year.
      Compensation of the Chief Executive Officer. The Compensation Committee annually reviews the performance of the Chief Executive Officer. As the Chief Executive Officer, Mr. Desai’s compensation was determined based on a subjective consideration of the various factors discussed above, including QLogic’s performance, the individual performance of Mr. Desai, a review of the compensation packages of executives in technology companies similar in size and complexity to us, and Mr. Desai’s performance compared to various objective and subjective goals established by the Board of Directors. It is the practice of the Board of Directors to establish performance goals at the commencement of each fiscal year, to provide a performance appraisal to the Chief Executive Officer at the end of each fiscal year, and to approve incentive payments based on the Chief Executive’s performance as measured against such objectives.

Respectfully submitted,

Compensation Committee

Carol L. Miltner, Chair
James R. Fiebiger
Balakrishnan S. Iyer

STOCKHOLDER RETURN PERFORMANCE PRESENTATION
      The graph below compares the cumulative total stockholder return on our common stock with the cumulative total return on the Standard & Poor’s 500 Index and the SIC Code Index (Semiconductor & Related Products — 3674) for the five fiscal year period ended April 3, 2005.
      The graph below will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

	Cumulative Total Return

	4/2/00	4/1/01	3/31/02	3/30/03	3/28/04	4/3/05

QLogic Corporation	100.00	16.61	36.55	28.21	30.94	29.76

S&P 500 Index	100.00	78.32	78.51	59.07	79.82	85.16

SIC Code Index (Semiconductor & Related Products — 3674)	100.00	39.36	44.02	23.27	37.74	31.26

PROPOSAL TWO
APPROVAL OF THE QLOGIC CORPORATION
2005 PERFORMANCE INCENTIVE PLAN
General
      At the Annual Meeting, stockholders will be asked to approve the QLogic Corporation 2005 Performance Incentive Plan (the “2005 Plan”), which was adopted, subject to stockholder approval, by the Board of Directors on June 9, 2005.
      We believe that incentives and stock-based awards focus employees on the objectives of creating stockholder value and promoting the success of QLogic, and that incentive compensation plans like the proposed 2005 Plan are an important attraction, retention and motivation tool for participants in the plan.
      We currently maintain the QLogic Corporation Stock Awards Plan (the “Stock Awards Plan”). As of July 1, 2005, a total of 12,651,263 shares of our common stock were then subject to outstanding awards granted under the Stock Awards Plan, and an additional 2,521,870 shares of our common stock were then available for new award grants under the Stock Awards Plan. We also currently maintain the QLogic Corporation Non-Employee Director Stock Option Plan (the “Director Plan”). As of July 1, 2005, a total of 731,999 shares of our common stock were then subject to outstanding awards granted under the Director Plan, and an additional 424,671 shares of our common stock were then available for new award grants under the Director Plan. At April 3, 2005, the weighted average exercise price of all outstanding stock options was $41.65 and the weighted average term of all outstanding options was 7.0 years.
      The Board of Directors approved the 2005 Plan based, in part, on a belief that the number of shares currently available under the Stock Awards Plan and the Director Plan does not give us sufficient authority and flexibility to adequately provide for future incentives. If stockholders approve the 2005 Plan, 7,000,000 shares of our common stock will be made available for award grants under the 2005 Plan. In addition, any shares of Common Stock subject to stock options under the Stock Awards Plan outstanding on the date of the Annual Meeting that thereafter expire, are cancelled, or otherwise terminate without being exercised, will be available for award grant purposes under the 2005 Plan (together with the 7,000,000 shares, the “Share Limit”). If stockholders approve the 2005 Plan, no new awards will be granted under the Stock Awards Plan or the Director Plan after the Annual Meeting. The termination of our grant authority under the Stock Awards Plan and the Director Plan will not affect awards then outstanding under those plans. If stockholders do not approve the 2005 Plan, we will continue to have the authority to grant awards under the Stock Awards Plan and the Director Plan.
Summary Description of the 2005 Performance Incentive Plan
      The principal terms of the 2005 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2005 Plan, which appears as Exhibit A to this Proxy Statement.
      Purpose. The purpose of the 2005 Plan is to promote the success of QLogic and the interests of our stockholders by providing an additional means for us to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of QLogic. Equity-based awards are also intended to further align the interests of award recipients and our stockholders.
      Administration. Our Board of Directors or one or more committees appointed by our Board of Directors will administer the 2005 Plan. Our Board of Directors has delegated general administrative authority for the 2005 Plan to the Compensation Committee. A committee may delegate some or all of its authority with respect to the 2005 Plan to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more of our officers. (The appropriate acting body, be it the Board of Directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”).
      The Administrator has broad authority under the 2005 Plan with respect to award grants including, without limitation, the authority:

•	to select participants and determine the type(s) of award(s) that they are to receive;

•	to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•	to cancel, modify, or waive our rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•	to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	subject to the other provisions of the 2005 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

•	to allow the purchase price of an award or shares of our common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of our common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

      No Repricing. In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2005 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award.
      Eligibility. Persons eligible to receive awards under the 2005 Plan include our officers, employees, directors and certain of our consultants and advisors. Currently, approximately all of our officers and employees (including all of our named executive officers) are considered eligible under the 2005 Plan. Our seven non-employee directors are eligible only for automatic award grants under the 2005 Plan. Non-employee directors are not eligible for discretionary awards under the 2005 Plan. A summary of the material terms of the automatic award grants to non-employee directors can be found under the heading “Compensation of Directors” in Proposal One above. Our Board of Directors may revise the terms of the automatic awards grants to our non-employee directors at any time and from time to time without the approval of our stockholders.
      Authorized Shares; Limits on Awards. The maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the 2005 Plan equals the sum of (i) 7,000,000 shares, plus (ii) the number of shares subject to stock option grants under the Stock Awards Plan and outstanding on the date of the Annual Meeting which expire, or for any reason are canceled or terminated after the date of the Annual Meeting without being exercised. As of July 1, 2005, a total of 12,651,263 shares of our Common Stock were then subject to outstanding grant awards under the Stock Awards Plan. As noted above, no additional awards will be granted under the Stock Awards Plan after the Annual Meeting if stockholders approve the 2005 Plan.
      The following other limits are also contained in the 2005 Plan:

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 20,000,000 shares.

•	The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 2,000,000 shares.

•	The maximum number of shares that may be delivered pursuant to awards granted under the plan, other than in the circumstances described in the next sentence, is 1,400,000 shares. This limit on so-called “full-value awards” does not apply, however, to (1) shares delivered in respect of stock option grants, and (2) shares delivered in respect of stock appreciation right grants.

•	“Performance-Based Awards” under Section 5.2 of the 2005 Plan payable only in cash and not related to shares and granted to a participant in any one calendar year will not provide for payment of more than $5,000,000.
      To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2005 Plan. In the event that shares are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2005 Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise.) Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2005 Plan will again be available for subsequent awards under the 2005 Plan. In addition, the 2005 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of QLogic through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2005 Plan.
      Types of Awards. The 2005 Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in our common stock or units of our common stock, as well as cash bonus awards pursuant to Section 5.2 of the 2005 Plan. The 2005 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.
      A stock option is the right to purchase shares of our common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of our common stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2005 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2005 Plan. Incentive stock options may only be granted to our employees.
      A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of our common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally cannot be less than the fair market value of a share of our common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.
      The per share exercise price of an option or the per share base price of a stock appreciation right may, however, be less than the fair market value of a share of our common stock on the date of grant in the case of awards granted retroactively in tandem with or as a substitution for another award.
      The other types of awards that may be granted under the 2005 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards granted consistent with Section 5.2 of the 2005 Plan as described below.
      Performance-Based Awards. The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code (“Performance-Based Awards”). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2005 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.
      The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of QLogic on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, the fair market value of a share of our common stock, or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.
      Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above). Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.
      Deferrals. The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.
      Acceleration of Awards; Possible Early Termination of Awards. Generally, and subject to limited exceptions set forth in the 2005 Plan, if any person acquires more than 30% of the outstanding common stock or combined voting power of QLogic, if certain changes in a majority of our Board of Directors occur over a period of not longer than two years, if stockholders prior to a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction do not continue to own more than 50% of the voting securities of QLogic (or a successor or a parent) following such a transaction involving QLogic or any of its subsidiaries, if a sale or other disposition of all or substantially all of our assets or the acquisition of assets or stock of another entity by QLogic or any of its subsidiaries occurs, or if QLogic is dissolved or liquidated, then awards then-outstanding under the 2005 Plan may become fully vested or paid, as applicable, and may terminate or be terminated in such circumstances. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2005 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.
      Transfer Restrictions. Subject to certain exceptions contained in Section 5.7 of the 2005 Plan, awards under the 2005 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws.
      Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2005 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.
      No Limit on Other Authority. Except as expressly provided with respect to the termination of our authority to grant new awards under the Director Plan, if stockholders approve the 2005 Plan, the 2005 Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.
      Termination of or Changes to the 2005 Plan. The Board of Directors may amend or terminate the 2005 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2005 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) Unless terminated earlier by the Board of Directors, the authority to grant new awards under the 2005 Plan will terminate on June 8, 2015. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.
Federal Income Tax Consequences of Awards under the 2005 Plan
      The U.S. federal income tax consequences of the 2005 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2005 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.
      With respect to nonqualified stock options, we are generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, we are generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.
      The current federal income tax consequences of other awards authorized under the 2005 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income.
      If an award is accelerated under the 2005 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, we may not be permitted in certain circumstances to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code.
Specific Benefits under the 2005 Performance Incentive Plan
      As described under the heading “Compensation of Directors” under Proposal One above, automatic grants of stock options will be made to our non-employee directors in connection with the 2005 Annual Meeting. If stockholders approve the 2005 Plan, these grants will be made under the 2005 Plan rather than being made under the Director Plan. The number of stock options that will be allocated, based on the following assumptions, to our six non-employee directors as a group pursuant to the formulaic annual grants is 1,200,000 (20,000 × 6 × 10). This represents the aggregate number of shares subject to grants of stock options for calendar years 2005 through 2014, assuming, among other future variables, that there are no new eligible directors, there continue to be six eligible directors seated and that the number of shares subject to each annual grant (20,000) is not increased or decreased. The actual number of shares that will be subject to stock options for initial one-time grants to new directors under the 2005 Plan is not determinable.
      Except for the automatic grants to our non-employee directors described above, we have not approved any other awards that are conditioned upon stockholder approval of the 2005 Plan. We are not currently considering any other specific award grants under the 2005 Plan. If the 2005 Plan had been in existence in fiscal 2005, we expect that our award grants for fiscal 2005 would not have been substantially different from those actually made in that year under the Stock Awards Plan and the Director Plan. For information regarding stock-based awards granted to our named executive officers during fiscal 2004, see the material under the heading “Executive Compensation and Other Information” above.
      The closing market price for a share of our common stock as of July 1, 2005 was $30.77 per share.
Vote Required for Approval of the 2005 Performance Incentive Plan
      The Board of Directors believes that the adoption of the 2005 Plan will promote the interests of QLogic and its stockholders and will help us continue to be able to attract, retain and reward persons important to our success.
      All members of the Board of Directors are eligible for awards under the 2005 Plan and thus have a personal interest in the approval of the 2005 Plan.
      Approval of the 2005 Plan requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF
THE 2005 PERFORMANCE INCENTIVE PLAN AS DESCRIBED ABOVE AND SET FORTH IN
EXHIBIT A HERETO.
PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
      The Audit Committee of the Board of Directors has appointed KPMG LLP to serve as our independent auditors for fiscal year 2006. KPMG LLP has served as our independent auditors since our inception. One or more representatives of KPMG LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.
Vote Required for Approval of Proposal Three
      This matter is not required to be submitted for stockholder approval, but the Board of Directors has elected to seek ratification of the appointment of KPMG LLP as our independent auditors for fiscal year 2006 by seeking the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.
      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL YEAR 2006. If the appointment is not ratified, the Audit Committee will consider whether it should select other independent auditors.
PRINCIPAL ACCOUNTANTS’ FEES
      For the fiscal years ended April 3, 2005 and March 28, 2004, we incurred fees for services rendered by KPMG LLP in the following amounts:

	Fiscal 2005	Fiscal 2004

Audit Fees	$601,000	$246,000
Audit-Related Fees	9,000	2,500
Tax Fees	74,230	146,800
All Other Fees	18,518	—

      Tax Fees billed in fiscal 2005 and 2004 consisted of tax compliance and consulting, including international tax advice.

•	Fees for tax compliance services totaled $5,133 and $18,480 in fiscal 2005 and 2004, respectively. Tax compliance services are services to document, compute and obtain government approval for amounts to be included in tax filings based upon preexisting facts or transactions that have already occurred, and consisted primarily of assistance in preparing federal, state and foreign tax returns.

•	Fees for tax consulting services totaled $69,097 and $128,352 in fiscal 2005 and 2004, respectively. Tax consulting services relate to proposed transactions or advice that assists in structuring a transaction to obtain a particular tax result.
      The Audit Committee has adopted a policy regarding the pre-approval of audit and non-audit services to be provided by our independent auditors. The policy provides that KPMG LLP is required to seek pre-approval by the Audit Committee (or a designated member of the committee) of all tax and other non-audit related services by providing a description of the services to be performed and specific fee estimates for each such service. In fiscal year 2005, all fees of KPMG LLP were pre-approved by the Audit Committee.
      The Audit Committee has concluded that the above non-audit services performed by KPMG LLP is compatible with maintaining the independence of KPMG LLP.
AUDIT COMMITTEE REPORT
      This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.
      Our Audit Committee is comprised of Larry R. Carter, Balakrishnan S. Iyer and George D. Wells. Each member of the Audit Committee meets the independence requirements of The Nasdaq Stock Market listing standards, and is an “audit committee financial expert” as defined by rules adopted by the Securities and Exchange Commission. The Audit Committee reviews our financial reporting process, system of internal controls, audit process and process for monitoring compliance with laws and regulations. The Audit Committee operates under a written charter which was last amended on June 29, 2004. A copy of the Audit Committee charter was included with the proxy statement for the 2004 Annual Meeting and is also available on our website.
      Management is responsible for the preparation, presentation and integrity of our financial statements; accounting and financial reporting principles; internal controls; and procedures designed to ensure compliance with accounting principles generally accepted in the United States of America, and applicable laws and regulations. Our independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. As described more fully in its charter, the purpose of the Audit Committee is to assist our Board of Directors in its general oversight of our financial reporting, internal control and audit functions. The members of the Audit Committee are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee relies, without independent verification, on the information provided to the Audit Committee and on the representations made by management and the independent auditors.
      The Audit Committee held ten meetings during fiscal 2005. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and our independent auditors, KPMG LLP. The Audit Committee discussed with KPMG LLP the overall scope and plans for its audits. The Audit Committee has reviewed our audited financial statements and discussed such statements with management, and management represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. During the 2005 fiscal year and in early fiscal year 2006, the Audit Committee held discussions with KPMG LLP, and KPMG LLP presented to the Audit Committee the matters required to be discussed with the independent auditors by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”
      The Audit Committee also received from KPMG LLP the disclosures required by Independence Standards Board Standard No. 1 and discussed with KPMG LLP its independence. When evaluating KPMG LLP’s independence, the Audit Committee considered whether its services to us beyond those rendered in connection with its audit and review of our consolidated financial statements was compatible with maintaining KPMG LLP’s independence. The Audit Committee also reviewed, among other things, the amount of fees paid to KPMG LLP for audit and non-audit services.
      Based on the review and discussions noted above, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form  10-K for the fiscal year ended April 3, 2005, and be filed with the United States Securities and Exchange Commission.
      Submitted on June 9, 2005 by the Audit Committee of our Board of Directors.

Audit Committee

Balakrishnan S. Iyer, Chair
Larry R. Carter
George D. Wells
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file various reports with the Securities and Exchange Commission and the National Association of Securities Dealers concerning their ownership and changes in ownership of our securities. Copies of these filings must be furnished to us. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during our 2005 fiscal year, our directors, executive officers and 10% beneficial owners have complied with all Section 16(a) filing requirements.
EQUITY COMPENSATION PLAN INFORMATION
      We currently maintain the following compensation plans under which our equity securities are authorized for issuance:

•	QLogic Corporation Stock Awards Plan

•	QLogic Corporation Non-Employee Director Stock Option Plan

•	QLogic Corporation 1998 Employee Stock Purchase Plan
      Each of the plans identified above was approved by our stockholders.

      The following table sets forth, for these plans and other stock option grants, the number of shares of our common stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of April 3, 2005:

					Number of Securities
					Remaining Available
					for Future Issuance
	Number of Securities to be				Under Equity
	Issued Upon Exercise of		Weighted-Average		Compensation Plans
	Outstanding Options,		Exercise Price of		as of April 3, 2005
	Warrants and Rights		Outstanding Options,		(Excluding Securities
	as of April 3, 2005		Warrants and Rights		Reflected in Column (a))
Plan Category	(a)		(b)		(c)

Equity compensation plans approved by security holders	13,855,244	(1)	$41.41	(1)	4,312,157	(2)
Equity compensation plans and other option grants not approved by security holders(3)	22,500		$1.11		—
Total(4)	13,877,744		$41.34		4,312,157

(1)	Does not include options outstanding under our Employee Stock Purchase Plan for the offering period that included April 3, 2005 as the number of shares subject to those options, as well as the exercise price of those options, is indeterminable until the end of the offering period.

(2)	Of these shares, 2,227,150 were available for additional award grants under the Stock Awards Plan, 424,671 were available for additional award grants under the Director Plan, and 1,660,335 were available for additional purchases under the Employee Stock Purchase Plan. The shares available for awards under the Stock Awards Plan are, subject to certain other limits of the Stock Awards Plan, generally available for any type of award authorized under the Stock Awards Plan including stock options, stock appreciation rights, restricted stock awards, unrestricted stock awards, deferred stock awards, performance unit awards and other stock-based awards. This table does not reflect additional shares that will be available under the 2005 Plan if stockholders approve the 2005 Plan proposal. No new awards will be granted under the Director Plan if stockholders approve the 2005 Plan proposal.

(3)	Consists of two options, covering an aggregate of 22,500 shares, granted to two individuals outside of one of our stockholder-approved plans. These grants were made in 1996 and have a maximum term of ten years.

(4)	Does not include options to purchase an aggregate of 379,452 shares, at a weighted-average exercise price of $53.05, granted under plans assumed in connection with certain acquisition transactions. No additional awards may be granted under these assumed plans.
STOCKHOLDER PROPOSALS
      Any stockholder desiring to submit a proposal for action at our 2006 Annual Meeting of Stockholders and include it in our proxy statement with respect to such meeting should arrange for such proposal to be delivered to us at our principal place of business no later than March 14, 2006, which is 120 calendar days prior to the anniversary of this year’s mailing date, in order to be considered for possible inclusion in the proxy statement for that meeting. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement for our 2006 Annual Meeting of Stockholders is instead a reasonable time before we begin to print and mail the proxy materials. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended, rules and regulations of the Securities and Exchange Commission, other laws and regulations, and our Bylaws, to which interested persons should refer. You may obtain a complete copy of our Bylaws without charge by submitting a written request to our Corporate Secretary at our principal executive office. Stockholders wishing to submit for consideration a possible board candidate should follow the procedures set forth under Board of Directors — Committees — The Nominating and Governance Committee.

      If a stockholder wishes to present a proposal at our 2006 Annual Meeting of Stockholders and the proposal is not intended to be included in the proxy statement relating to such meeting, we must receive a written notice of the proposal no later than 60 nor more than 90 days prior to the date of the annual meeting; provided, however, that in the event that the first public disclosure of the date of such annual meeting is made less than 70 days prior to the date of such meeting, proposals must be received not later than the close of business on the tenth day following the day on which such public disclosure was first made (the “Bylaw Deadline”). The written notice must contain the additional information required by our Bylaws. If you give notice of such a proposal after the Bylaw Deadline, you may not be permitted to present the proposal to the stockholders for a vote at the meeting.
      Rules of the Securities and Exchange Commission also establish a different deadline for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to discretionary voting, which is May 29, 2006 for our 2006 Annual Meeting of Stockholders (the “Discretionary Vote Deadline”). If you give notice of such a proposal after May 25, 2006, the proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2006 Annual Meeting of Stockholders. Because the Bylaw Deadline is not capable of being determined until we publicly announce the date for our 2006 Annual Meeting of Stockholders, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at our 2006 Annual Meeting of Stockholders, and we believe that the proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.
ANNUAL REPORT TO STOCKHOLDERS
      Our Annual Report on Form 10-K for the fiscal year ended April 3, 2005, including our audited consolidated financial statements and financial statement schedule, was mailed to our stockholders with this Proxy Statement. Upon request, we will provide you with an additional copy of our Annual Report on Form 10-K for the 2005 fiscal year. You should send your written requests to our Corporate Secretary, at QLogic Corporation, 26650 Aliso Viejo Parkway, Aliso Viejo, California 92656. This Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended April 3, 2005 are also available at the Company’s website, www.qlogic.com and from the Securities and Exchange Commission website, www.sec.gov.
OTHER MATTERS
      We have not received notice of and do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this proxy statement. If you grant a proxy, the person(s) named as proxy holder, or his nominee or substitute, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees for director are not available, the proxy holder will vote your proxy for such other candidate or candidates nominated by the Board of Directors.

By Order of the Board of Directors

Michael L. Hawkins
Secretary
Aliso Viejo, California
July 12, 2005
      STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

EXHIBIT A
QLOGIC CORPORATION
2005 PERFORMANCE INCENTIVE PLAN

1.	PURPOSE OF PLAN
      The purpose of this QLogic Corporation 2005 Performance Incentive Plan (this “Plan”) of QLogic Corporation, a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY
      The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of one of the Corporation’s Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. A Non-Employee Director shall be eligible only for awards pursuant to Appendix A to this Plan and shall not be eligible for discretionary awards granted by the Administrator. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; “Board” means the Board of Directors of the Corporation; “Non-Employee Director” means a member of the Board who is not employed by the Corporation or a Subsidiary; and “participant” means an Eligible Person or a Non-Employee Director who has received an award under this Plan.

3.	PLAN ADMINISTRATION
      3.1     The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.
      With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).
      3.2     Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g) adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6, and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any option or stock appreciation right;

(h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k) determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.
      Awards granted to Non-Employee Directors pursuant to Appendix A to this Plan are, however, intended to be automatic and, to the maximum extent possible, self-effectuating.
      3.3     Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.
      3.4     Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.
      3.5     Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS
      4.1     Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” means the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.
      4.2     Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of: (i) 7,000,000 shares of Common Stock, plus (ii) the number of any shares subject to stock options granted under the Corporation’s Stock Awards Plan (the “Prior Plan”) and outstanding as of the date of stockholder approval of this Plan (the “Stockholder Approval Date”) which expire, or for any reason are cancelled or terminated, after the Stockholder Approval Date without being exercised; provided, that in no event shall the Share Limit exceed [19,651,263] shares (which is the sum of 7,000,000 shares set forth above, plus the aggregate number of shares subject to options previously granted and outstanding under the Prior Plan as of the Effective Date).
      The following limits also apply with respect to awards granted under this Plan:

(a) The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 20,000,000 shares.

(b) The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this Plan is 2,000,000 shares.

(c) The maximum number of shares of Common Stock that may be delivered pursuant to awards granted under this Plan, other than those described in the next sentence, is 1,400,000 shares. This limit on so-called “full-value awards” does not apply, however, to (1) shares delivered in respect of stock option grants, and (2) shares delivered in respect of stock appreciation right grants.

(d) Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

      Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.
      4.3     Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares of Common Stock are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan. To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 4.2, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 4.2 with respect to such exercise.) Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.
      4.4     Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. No fewer than 100 shares may be purchased on exercise of any award (or, in the case of stock appreciation or purchase rights, no fewer than 100 rights may be exercised at any one time) unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5.	AWARDS
      5.1     Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option, except that in the case of a stock option granted retroactively in tandem with or as a substitution for another award, the per share exercise price may be no lower than the fair market value of a share of Common Stock on the date such other award was granted (to the extent consistent with Sections 422 and 424 of the Code in the case of options intended as incentive stock options). When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the fair market value of a share of Common Stock on the date the SAR was granted (the “base price”) as set forth in the applicable award agreement, except that in the case of a SAR granted retroactively in tandem with or as a substitution for another award, the base price may be no lower than the fair market value of a share of Common Stock on the date such other award was granted. The maximum term of an SAR shall be ten (10) years.

5.1.4 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards granted consistent with Section 5.2 below.
      5.2     Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of stock options and SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or level using one or more of the Business Criteria set forth below (on an absolute or relative basis) for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any stock option or SAR intended as a Performance-Based Award shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The

Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than stock options or SARs intended as a Performance-Based Award) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, the fair market value of a share of Common Stock, or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

5.2.3 Form of Payment; Maximum Performance-Based Award. Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. The maximum aggregate payment which may be made pursuant to Performance-Based Awards that are payable or relate to shares of Common Stock (including, without limitation, stock options and SARs, whether payable in cash or stock) and that are granted to any one participant in any one calendar year is 2,000,000 shares of Common Stock (or cash of equivalent value at the time of payment), either individually or in the aggregate, subject to adjustment as provided in Section 7.1. The aggregate amount of compensation that may be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that participant in any one calendar year shall not exceed $5,000,000. Awards that are cancelled during the year shall be counted against these limits to the extent permitted by Section 162(m) of the Code.

5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than stock options and SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than stock options and SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan.

      5.3     Award Agreements. Each award shall be evidenced by a written award agreement in the form approved by the Administrator and executed on behalf of the Corporation and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.
      5.4     Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.
      5.5     Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.
      In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.
      5.6     Definition of Fair Market Value. For purposes of this Plan, “fair market value” means, unless otherwise determined or provided by the Administrator in the circumstances, the last price for a share of Common Stock as furnished by the National Association of Securities Dealers, Inc. (the “NASD”) through the NASDAQ National Market Reporting System (the “National Market”) for the date in question or, if no sales of Common Stock were reported by the NASD on the National Market on that date, the last price for a share of Common Stock as furnished by the NASD through the National Market for the next preceding day on which sales of Common Stock were reported by the NASD. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the last price for a share of Common Stock as furnished by the NASD through the National Market available on the date in question or the average of the high and low trading prices of a share of Common Stock as furnished by the NASD through the

National Market for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the National Market as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).
      5.7     Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a) transfers to the Corporation,

(b) the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c) subject to any applicable limitations on ISOs and subject to such rules as the Administrator may adopt, transfers to a family member (or former family member) pursuant to a domestic relations order,

(d) if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e) the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.
      5.8     International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS
      6.1     General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

      6.2     Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.
      6.3     Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.	ADJUSTMENTS; ACCELERATION
      7.1     Adjustments. Upon or in contemplation of: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the business or assets of the Corporation as an entirety; then the Administrator shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, or (5) (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards, or

(b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.
      The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.
      In any of such events, the Administrator may take such action prior to such event to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Administrator, the proportionate adjustments contemplated by clause (a) above shall nevertheless be made.
      7.2     Automatic Acceleration of Awards. Upon a dissolution of the Corporation or other event described in Section 7.1 that the Corporation does not survive (or does not survive as a public company in respect of its Common Stock), then each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; provided that such acceleration provision shall not apply, unless otherwise expressly provided by the Administrator, with respect to any award to the extent that the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award, or the award would otherwise continue in accordance with its terms, in the circumstances.
      7.3     Possible Acceleration of Awards. Without limiting Section 7.2, in the event of a Change in Control Event (as defined below), the Administrator may, in its discretion, provide that any outstanding option or SAR shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under this Plan that is then outstanding shall be payable to the holder of such award. The Administrator may take such action with respect to all awards then outstanding or only with respect to certain specific awards identified by the Administrator in the circumstances. For purposes of this Plan, “Change in Control Event” means any of the following:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 30% of either (1) the then-outstanding shares of common stock of the Corporation (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this clause (a), the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (D) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (2) and (3) below;

(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, more than 30% of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 30% existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d) Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation other than in the context of a transaction that does not constitute a Change in Control Event under clause (c) above.

      7.4     Early Termination of Awards. Any award that has been accelerated as required or contemplated by Section 7.2 or 7.3 (or would have been so accelerated but for Section 7.5, 7.6 or 7.7) shall terminate upon the related event referred to in Section 7.2 or 7.3, as applicable, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued or settled in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).
      7.5     Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to an acceleration does not occur. The Administrator may override the provisions of Section 7.2, 7.3, 7.4 and/or 7.6 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.
      7.6     Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards.
      7.7     Golden Parachute Limitation. Notwithstanding anything else contained in this Section 7 to the contrary, in no event shall an award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Corporation or one of its Subsidiaries for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated to the extent any portion of such accelerated payment would not be deductible by the Corporation or one of its Subsidiaries because of Section 280G of the Code. If a participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the participant may by written notice to the Corporation designate the order in which such parachute payments will be reduced or modified so that the Corporation or one of its Subsidiaries is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, if a participant is a party to an employment or other agreement with the Corporation or one of its Subsidiaries, or is a participant in a severance program sponsored by the Corporation or one of its Subsidiaries, that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), the Section 280G and/or Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to any awards held by that participant (for example, and without limitation, a participant may be a party to an employment agreement with the Corporation or one of its Subsidiaries that provides for a “gross-up” as opposed to a “cut-back” in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G and/or Section 4999 provisions of such employment agreement shall control as to any awards held by that participant).

8.	OTHER PROVISIONS
      8.1     Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.
      8.2     No Rights to Award. Except as expressly provided in Appendix A to this Plan as to automatic award grants to Non-Employee Directors, no person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.
      8.3     No Employment/ Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.
      8.4     Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.
      8.5     Tax Withholding. Upon any exercise, vesting, or payment of any award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a) require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b) deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.
      In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may, with the Administrator’s approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.
      8.6     Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date. This Plan is effective as of June 9, 2005, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.
      8.7     Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

      8.8     Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a) Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b) Section 162(m). Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as stock options and SARs intended as Performance-Based Awards granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).
      8.9     Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.
      8.10     Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.
      8.11     Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

      8.12     No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.
      8.13     Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

APPENDIX A
NON-EMPLOYEE DIRECTOR OPTIONS
A.1     Participation
      Options under this Appendix A shall be made only to Non-Employee Directors who have not, within three (3) years immediately preceding such time, received any stock option, stock bonus, SAR, or other similar stock award from the Corporation or any of its Subsidiaries, except as provided by this Appendix A or pursuant to the Corporation’s Non-Employee Director Stock Option Plan (an “Eligible Director”).
A.2     Annual Option Grants
      (a) Time of Initial Grant. After approval of this Plan by the stockholders of the Corporation, if any person who is not then an officer or employee of the Company shall first become a Non-Employee Director (including any person who may first become a Non-Employee Director on the date the stockholders of the Corporation approve this Plan), there shall be granted automatically to such person (without any action by the Board or the Administrator) on such date a nonqualified stock option to purchase 40,000 shares of Common Stock; provided that no such grant shall be made to any Non-Employee Director who does not qualify as an Eligible Director.
      (b) Subsequent Annual Options. In each calendar year during the term of this Plan, commencing in 2005, there shall be granted automatically (without any action by the Administrator or the Board) at the close of business on the date of each annual meeting of stockholders of the Corporation at which the members of the Board are elected or reelected a nonqualified stock option to purchase 20,000 shares of Common Stock (such number of shares subject to the following two sentences) to each Eligible Director who is re-elected as a director of the Corporation at such meeting. Subject to the next sentence, if the Eligible Director is serving as the Chairman of the Board on such date, such nonqualified stock option shall be an option to purchase 54,000 shares of Common Stock (as opposed to 20,000 shares of common stock). If a period of less than twelve (12) months has elapsed between (i) the date that the director first received a stock option grant pursuant to Section A.2(a) above or pursuant to Section 6.1(a) of the Corporation’s Non-Employee Director Stock Option Plan (the date of grant of any such option, “Initial Award Date”) and (ii) the date of the annual meeting referred to in the first sentence of this Section A.2(b) (the “Annual Meeting Date”), the nonqualified stock option granted to the Eligible Director pursuant to the first sentence of this Section A.2(b) shall be an option to purchase the number of shares of Common Stock equal to the following (as opposed to 20,000 shares of common stock or 54,000 shares of common stock, as applicable): (x) the number of shares that would have otherwise been granted to the director on such date pursuant to this Section A.2(b) (20,000 or 54,000 shares, as applicable), multiplied by (y) a fraction, the numerator of which shall be the number of days from and including the Initial Grant Date through and including the Annual Meeting Date and the denominator of which shall be the number of days since the last annual meeting of stockholders at which the members of the Board were elected or reelected preceding the Annual Meeting Date through and including the Annual Meeting Date (but in no event shall such fraction be greater than one (1)).
      (c) Maximum Number of Shares. Annual grants that would otherwise exceed the Share Limit of Section 4.2 of the Plan shall be prorated within such limitation.
A.3     Option Price
      The purchase price per share of the Common Stock covered by each stock option granted pursuant to this Appendix A shall be 100% of the fair market value (as that term is defined in Section 5.6 of the Plan) of the Common Stock on the Award Date. The exercise price of any stock option granted under this Appendix A shall be paid in full at the time of each purchase in any of the following methods (or combination thereof): (i) cash, check payable to the order of the Corporation, or electronic funds transfer, (ii) subject to compliance with all applicable laws, rules and regulations, and subject to such procedures as the Administrator may adopt, the delivery of previously owned shares of Common Stock or pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards. In the event that the participant exercises a stock option by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise.
A.4     Option Period and Exercisability
      Each nonqualified stock option granted under this Appendix A and all rights or obligations thereunder shall commence on the date of grant of the award and expire ten years thereafter and shall be subject to earlier termination as provided below. Subject to earlier termination as provided below, each nonqualified stock option granted under this Appendix A shall become vested as to one-third (1/3) of the total number of shares of Common Stock subject to the option on each of the first, second and third anniversaries of the date of grant of the award.
A.5     Termination of Directorship
      If an Eligible Director’s services as a member of the Board terminate for any reason, any portion of a stock option granted pursuant to this Appendix A which is not then vested and exercisable shall terminate and any portion of such option which is then vested and exercisable may be exercised within a period of one (1) year after the date of such termination, or until the expiration of the option or termination of the option pursuant to Section 7.4 of the Plan, whichever first occurs.
A.6     Plan Provisions; Award Agreement
      Each option granted under this Appendix A shall otherwise be subject to the terms of the Plan (including, without limitation, the provisions of Section 7 of the Plan). Each such award shall be evidenced by a written award agreement in the form approved by the Board or the Compensation Committee of the Board for use in evidencing stock option grants made pursuant to this Appendix A.

PROXY	QLogic Corporation
26650 Aliso Viejo Parkway
Aliso Viejo, California 92656

Proxy Solicited on Behalf of the Board of Directors
Annual Meeting of the Stockholders – August 23, 2005

H.K. Desai and Anthony J. Massetti, or either of them, are hereby appointed attorneys and proxies of the undersigned, each with the power of substitution, to attend, vote and act for all shares of common stock of QLogic Corporation held of record by the undersigned at the close of business on July 1, 2005 at the Annual Meeting of Stockholders to be held at the Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, at 10:00 a.m., Pacific Daylight Time, on Tuesday, August 23, 2003, and at any postponements or adjournments thereof, in connection therewith to vote all of the shares of common stock which the undersigned would be entitled to vote as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

1.	ELECTION OF DIRECTORS
	☐	FOR	☐	WITHHOLD AUTHORITY
		all nominees listed below (except as marked to the contrary below)		to vote for all nominees listed below

Election of the following nominees as directors: H.K. Desai, Joel S. Birnbaum, Larry R. Carter, James R. Fiebiger, Balakrishnan S. Iyer, Carol L. Miltner and George D. Wells.

(Instructions: To withhold authority to vote for any individual nominee, print that nominee’s name in the space provided below.)

2.	APPROVAL OF THE QLOGIC CORPORATION 2005 PERFORMANCE INCENTIVE PLAN

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS:
	☐ FOR	☐ AGAINST	☐ ABSTAIN

          In their discretion, on such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY, “FOR” THE APPROVAL OF THE QLOGIC CORPORATION 2005 PERFORMANCE INCENTIVE PLAN AND “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.

Date: , 2005

(Signature of stockholder)

Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN
AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.